UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware		81-1005932
(State or Other Jurisdiction of Incorporation)	001-39878 (Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera San Diego, California 92127
(Address of Principal Executive Offices)

(858) 453-7845

(Registrant’s Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2022, the Board of Directors of Petco Health and Wellness Company, Inc. (the “Company”) adopted the Petco Health and Wellness Company, Inc. Executive Severance Plan (the “Plan”) to provide for severance benefits to certain employees of the Company and its affiliates in the event of qualifying terminations of employment. The Company’s executive officers (other than the Chief Executive Officer) are eligible to participate in the Plan as Tier 1 participants.

Upon a termination of a participating executive’s employment by the Company without Cause (as defined in the Plan) or such executive’s resignation with Good Reason (as defined in the Plan), the Plan provides for the following severance benefits: (i) a lump sum payment equal to the executive’s annual base salary; (ii) payment of a pro-rated annual bonus for the year in which such termination occurs based on actual performance; (iii) a lump sum payment equal to 12, multiplied by the Company’s portion of the executive’s monthly COBRA premiums; and (iv) any earned but unpaid annual bonus for the year prior to the year in which such termination occurs.

Payment of the severance benefits under the Plan is subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company and the executive’s continued compliance with obligations under any confidentiality and inventions agreement with the Company. For participants in the Plan who are eligible for severance benefits under another individual agreement with the Company, the severance benefits under the Plan will supersede any severance benefits under such separate agreement if such participant signs a participation agreement.

This summary of the Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Petco Health and Wellness Company, Inc. Executive Severance Plan and Form of Participation Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Date: September 30, 2022	By:	/s/ Ilene Eskenazi
	Name:	Ilene Eskenazi
	Title:	Chief Legal and Human Resources Officer and Secretary